UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 31, 2007

UGI Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Pennsylvania	1-11071	23-2668356
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

460 No.Gulph Road, King of Prussia, Pennsylvania		19406
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	610 337-1000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On July 31, 2007, UGI Corporation (the "Company") extended its Guarantee Agreement, dated July 26, 2006 (the "Guarantee Agreement"), of Flaga GmbH's (an indirect, wholly owned subsidiary of the Company), Working Capital Facility Agreement (the "Loan Agreement") with Raiffeisen Zentralbank Osterreich Aktiengesellschaft, dated July 26, 2006, through July 24, 2008. The Loan Agreement's termination date was also extended though July 24, 2008.

Copies of the Guarantee Agreement and the Loan Agreement, filed as Exhibits 10.6 and 10.9, respectively, to the Company's Form 10-Q filed on June 30, 2006 are incorporated herein by reference and remain in effect other than as set forth above.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UGI Corporation

August 6, 2007	By:	Robert W. Krick

Name: Robert W. Krick
Title: Treasurer